ARROW ELECTRONICS, INC. & SUBSIDIARIES
                   Organizational (Legal Entity) Structure

 1. Arrow Electronics, Inc. a New York corporation
 2. Arrow Electronics International, Inc., a Virgin Islands corporation
 3. Arrow Electronics Canada Ltd., a Canadian corporation
 4. Schweber Electronics Corporation, a New York corporation
 5. 10556 Newfoundland Limited, a Newfoundland company
 6. Schuylkill Metals of Plant City, Inc., a Delaware corporation
 7. Arrow Electronics International, Inc., a Delaware corporation
 8. Hi-Tech Ad, Inc., a New York corporation
 9. Gates/Arrow Distributing, Inc., a Delaware corporation
      A) Midrange Open Computing Alliance,  Inc., a Delaware corporation
      B) SN Holding, Inc. a Delaware corporation
         A) Support Net, Inc., an Indiana corporation
      C) SBM Holding, Inc., a Delaware corporation
         A) Scientific & Business Minicomputers, Inc., a Georgia corporation
10. Consan Inc., a Minnesota corporation
11. Arrow Electronics (Delaware), Inc., a Delaware corporation
12. Arrow Electronics Funding Corporation, a Delaware corporation
13. Arrow Electronics Real Estate Inc., a New York corporation
14. Arrow Electronics (U.K.), Inc., a Delaware corporation
      A) Arrow Electronics (Sweden) KB, a Swedish partnership (98% owned)
      B) Arrow Electronics South Africa, LLP (1% owned)
      C) Arrow Electronics Distribution S.a.r.l., a Luxembourg company
          1) Arrow Electronics Holdings Sarl, a Luxembourg company
             a) Beheer-En Beleggingsmaatschappij Mazeco B.V., a Netherlands
                company
                 1) Arrow Electronics Netherlands Holdings B.V., a Netherlands
                    company
                     a) B.V. Arrow Electronics DLC, a Netherlands company
                         1) Arrow Electronics Luxembourg Sarl, a Luxembourg
                            company
                         2) Arrow Electronics UK Holding Ltd., a UK company
                             a) Arrow Electronics (UK) Ltd., a UK company
                             b) Arrow Northern Europe Ltd., a UK company
                                 1) Jermyn Holdings, Ltd., a UK company
                                    (dormant)
                                      a) Hawke Electronics, Ltd., a UK company
                                         (dormant)
                                      b) Impulse Electronics, Ltd., a UK
                                         company (dormant)
                                      c) Invader Electromechanical
                                         Distribution, Ltd., a UK company
                                        (dormant)
                                      d) Jermyn Development, Ltd., a UK company
                                        (dormant)
                                      e) Jermyn Distribution, Ltd., a UK
                                         company (dormant)
                                      f) Jermyn Electronics, Ltd., a UK company
                                        (dormant)
                                      g) Jermyn Manufacturing, Ltd., a UK
                                         company (dormant)
                                      h) Mogul Electronics, Ltd., a UK company
                                        (dormant)
                                      i) RR Electronics, Ltd., a UK company
                                         (dormant)
                                          a) Arrow Electronics, Ltd., a UK
                                             company (dormant)
                                 2) Techdis, Ltd., a UK company (dormant)
                                     a) Microprocessor & Memory Distribution,
                                        Ltd., a UK company (dormant)
                                     b) Rapid Silicon, Ltd., a UK company
                                        (dormant)
                                     c) Tekdis, Ltd., a UK company (dormant)
                                     d) Tecdis, Ltd., a UK company (dormant)
                                 3) Axiom Electronics, Ltd., a UK company
                                    (dormant)
                            c) Multichip Ltd., a UK company
                                1)  Microtronica Ltd.
                         3) Arrow Electronics Espana S.L., a Spanish company
                             a) Arrow-Iberia Electronica, SLU a Spanish company
                                 1) Amitron-Arrow Electronica Lda., a Portugal
                                    company
                             b) ATD Microtronica, SLU a Spanish company
                                 1) ATD Electronica LDA, a Portugal company
                                    (dormant)
                             c) Arrow Products Distribution Espana S.L., a
                                Spanish company (dormant)
                             d) Arrow Electronics Product Management Espana
                                S.L., a Spanish company (dormant)
                         4) Arrow Europe GmbH, a German company
                             a) Arrow Holding South Europe S.r.l. an Italian
                                company (95% owned)
                                 1) EDI Electronics Distribution International
                                    France, S.A., a French company
                                     a) Arrow Electronique S.A., a French
                                        company (22.81% owned)
                                         1) CCI Electronique S.A., a French
                                            company
                                         2) Arrow Computer Products S.N.C., a
                                            French company
                                             a) Multichip GmbH, a German company
                                 2) Arrow Electronique S.A., a French company
                                    (77.19% owned)
                                 3) Silverstar S.r.l., an Italian company
                                     1) I.R. Electronic D.O.O., a Slovenian
                                        company (60% owned)
                                     2) Arrow Elektronik Ticaret, A.S., a
                                        Turkish company (60% owned)
                                     3) Arrow Electronics Hellas S.A., A Greek
                                        company
                                     4) Digitronica S.P.A., an Italian company
                                        (34% owned)
                                 4) Tekelec Europe S.A., a French company
                                     1) A2M S.A., a French company
                                     2) Tekelec Airtronic SRL, an Italian
                                        company
                             b) Arrow Electronics Danish Holdings APS, a Danish
                                company
                                 1) Arrow Norwegian Holdings AS
                                     a) Jakob Hatteland Electronic AS, a
                                        Norwegian company
                                         1) Jakob Hatteland Electronic AB, a
                                            Swedish company
                                         2) Jakob Hatteland Electronic OY, a
                                            Finnish company
                                         3) Jakob Hatteland Electronic OU, an
                                            Estonian company
                                         4) Jakob Hatteland Engineering AB, a
                                            Swedish company
                                         5) Jakob Hatteland Engineering OY, a
                                            Finnish company
                                         6) Arrow Finland OY, a Finnish company
                                             a) Microtronica OY, a Finnish
                                                company
                                             b) Arrow-Field EESTI AS, a Estonian
                                                company
                                         7) Arrow Denmark A/S, a Danish company
                                         8) Arrow Components Sweden AB, a
                                            Swedish company
                                             a) Arrow Nordic Components AB, a
                                                Swedish company
                                             b) Arrow Norway A/S, a Norwegian
                                                company
                                             c) Microtronica A/S, a Norwegian
                                                company
                                             d) Microtronica AB, a Swedish
                                                company
                             c) Spoerle Electronics GmbH, a German company
                                 1) Spoerle Electronic Distribution
                                    International GmbH, a German company
                                     a) E.D.I. Electronic Distribution
                                        International GmbH, a German company
                                     b) Industrade AG, a Swiss company
                                     c) SEDI Hungary Kerekedelmi Kft, a
                                        Hungarian company (99% owned)
                                     d) Spoerle Electronic Hungary Kft, a
                                        Hungarian company
                                         1) SEDI Hungary Kerekedelmi Kft, a
                                            Hungarian company (1% owned)
                                     e) Tekelec Airtronic B.V., a Netherlands
                                        company
                                     f) Tekpar S.p.r.l., a Belgian company
                                        (dormant)
                                         1) D & D Electronics B.V., a Belgian
                                            company (dormant)
                                         2) Proelectron Baulelemente-Vertriebs-
                                            Gesellschaft MbH, a German company
                                 2) Microtronica  Handelsgesellchaft fur
                                    Components Gerate und Systeme mbH, a German company
                                 3) Unielectronic GmbH, a German company
                                 4) Sasco, Vertrieb elektronischen Bauelementen
                                    GmbH, a German company
                                 5) Integra Handelsgesellschaft, mbH, a German
                                    company
                                     1) Multicomponents Handel mit
                                        Elektronischen Bauelementen GmbH, a
                                        German company
                                 6) Diode Components B.V., a Netherlands company
                                 7) DLC Distribution Logistic Center GmbH, a
                                    German company (dormant)
                                 8) Spoerle Electronic spol s.r.o., a Czech
                                    company
                                 9) Spoerle Electronic Polska Sp.z.o.o., a
                                    Polish company
                         5) Arrow Electronics (Sweden) KB, a Swedish partnership
                           (2% owned)
                         6) Arrow Electronics Management Holdings GmbH, a German
                            company (dormant)
                         7) Arrow Holding South Europe S.r.l., an Italian
                            company (5% owned)
                         8) ARW Electronics, Ltd., an Israeli company
                             a) Arrow/Repac, Ltd, an Israeli company (51% owned)
15. Arrow Electronics South Africa LLP (99% owned), a South African limited partnership
16. Arrow Altech Holdings (Pty) Ltd. (50.1% owned), a South African company
     A) Arrow Altech Distribution (Pty) Ltd., a South African company
     B) Erf 211 Hughes (Pty) Limited, a South African company
17. Panamericana Comercial Importadora S.A., a Brazilian company (66.67% owned)
18. Elko C.E., S.A., an Argentinean company (70% owned) and subsidiary
     A) TEC-Tecnologia Ltda, a Brazilian company (99.99% owned)
19. Eurocomponentes, S.A., an Argentinean company (70% owned)
20. Macom, S.A., an Argentinean company (70% owned)
21. Compania de Semiconductores y Componentes, S.A., an Argentinean company (70% owned)
22. Arrow Electronics Asia Pacific, Inc., a Delaware corporation
23. Arrow Electronics, Holdings Pty Ltd., an Australian company
     A) Arrow Electronics Australia Pty Ltd., an Australian company
         1) Microtronica (Australia) Pty Ltd.
     B) Zarrow Australia Pty Ltd., an Australian company
     C) Arrow CMS Distribution Pty Ltd.
24. Components Agent (BVI) Limited, a British Virgin Islands company
    (90% owned)
     A. Arrow/Components (Agent) Ltd., a Hong Kong company
     B. Arrow Electronics China Ltd., a Hong Kong company
         1) Arrow Electronics (Shaghai) Co. Ltd., a Chinese company
         2) Arrow Electronics (Shenzhen) Co. Ltd., a Chinese company
         3) AE Distribution (Shanghai) Co. Ltd.
     C) Arrow Korea (HK) Ltd., a Hong Kong company
         1)  AE Labuan Pte, Ltd, a Malaysian company
         2)  Arrow Electronics Korea Limited, a South Korean company
     D) Arrow Electronics (S) Pte Ltd, a Singaporean company
         1)  Arrow Components (M) Sdn Bhd, a Malaysian company
     E) Salson Holdings Ltd., a British Virgin Islands company
         1) Intex-semi Ltd., a Hong Kong company
     F) Arrow Electronics (Indonesia) Pte Ltd., an Singapore company
     G) Arrow Electronics India Ltd., a Hong Kong company
     H) Microtronica (HK) Ltd., a Hong Kong company
     I) Microtronica (S) Pte. Ltd., a Singaporean company
     J) Microtronica (M) Sdn Bhd., a Malaysian company
     K) Arrow Asia Pac Ltd., a Hong Kong company
     L) Kingsview Ltd., a British Virgin Islands company
     M) Hotung Ltd., a British Virgin Islands company
25. Texny (Holdings) Limited, a British Virgin Islands company
     A)  Arrow/Texny (H.K.) Limited, a Hong Kong company
26. Arrow Strong Electronics Co., Ltd., a Taiwanese company
     A)Strong Pte, Ltd., a Singaporean company
     B) Lite-On Korea, Ltd., a Korean company (48.58% owned)
     C) TLW Electronics, Ltd., a Hong Kong company
         1) Waily Technology, Ltd., a Hong Kong company
         2) Lite-On Korea, Ltd., a Korean company (51.42% owned by TLW, 48.58% by SET)
         3) Arrow Strong Electronics (S) Pte, Ltd., a Singaporean company (48% owned by TLW, 52% by SET)
     D) Arrow Strong Electronics (S) Pte, Ltd., a Singaporean company (52% owned)
         1) Arrow Strong Electronics (M) Sdn. Bhd., a Malaysian company
27. Arrow Asia Distribution Limited, a HK company
28. AE Logistics Sdn Bhd, a Malaysia company
29. Arrow/Ally, Inc. a Taiwanese company (75% owned)
     A) Creative Model Limited, a Hong Kong company
30. Arrow Components (NZ) Limited, a New Zealand company (75% owned)
31. Arrow Electronics (CI) Ltd., a British Cayman Islands company
     A) Marubun-Arrow Asia Ltd., a British Virgin Islands company (50% owned)
         1) Marubun-Arrow (HK) Limited, a Hong Kong company
         2) Marubun -Arrow (S) Pte Ltd., a Singaporean company
             a)  MA (Thailand) Co. Ltd.
32. Marubun-Arrow USA, LLC, a Delaware limited liability company (50% owned)
33. VCE Virtual Chip Canada, Inc., a Quebec company (49% owned)
     A) Virtual Chip Exchange USA, Inc., a Delaware company
34. Technologies Interactives Mediagrif Inc., a Canadian company (10% owned)
     A)  Ce Cyber Exchange Inc., a Canadian company
35. Arrow Electronics Mexico, S. de R.L. de C.V., a Mexican company
36. Dicopel, Inc., a U.S. company (60% owned)
37. Dicopel S.A. de C.V., a Mexican company (60% owned)
38. The Performance Consortium, LLC, a Delaware company (50% owned)
39. eConnections, a Delaware company (10% owned)
40. Viacore, Inc. a Delaware company (10% owned)
41. Viacore Holdings, LLC. a Delaware company (10% owned)
42. Wyle Electronics, Inc., a Barbados company
43. Wyle Electronics de Mexico S de R.L. de C.V., a Mexican company
44. Wyle Electronics Caribbean Corp., a Puerto Rican company
45. eChipsCanada, Inc., a Canadian company
46. Marubun Corporation, a Japanese company (5.2% owned)